EXHIBIT 99C

                 DEFINITIVE COPY OF FORM OF PROXY
                  FOR USE BY THE SHAREHOLDERS OF
                  FIRST NATIONAL COMMUNITY BANK

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                   FIRST NATIONAL COMMUNITY BANK

                              PROXY

    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 21, 1997
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Mr. Leonard
A. Verrasto and Mr. William P. Conaboy, Esq. and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of First National Community Bank (the "Bank") that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Bank to be held at the Main Office of First National Community Bank, 102 East Drinker Street, Dunmore, Pennsylvania 18512-2491 on Wednesday, May 21, 1997 at 2:00 p.m., prevailing time, and at any adjournment or postponement thereof as follows:

1. PROPOSAL TO APPROVE AND ADOPT THE PLAN OF REORGANIZATION AND PLAN OF MERGER DATED AS OF MARCH 12, 1997,
      PROVIDING, AMONG OTHER THINGS, FOR THE MERGER OF THE BANK AND FIRST NATIONAL COMMUNITY INTERIM BANK (THE "INTERIM BANK"), A NATIONAL BANKING ASSOCIATION ORGANIZED UNDER THE LAWS OF THE UNITED STATES AND A SUBSIDIARY OF FIRST NATIONAL COMMUNITY BANCORP, INC. (THE "HOLDING COMPANY"), AND FOR THE AUTOMATIC CONVERSION OF EACH SHARE OF THE COMMON STOCK OF THE BANK INTO ONE (1) SHARE OF THE COMMON STOCK OF THE HOLDING COMPANY.

     [   ]  FOR          [   ]  AGAINST         [   ]  ABSTAIN

     The Board of Directors recommends a vote FOR this proposal.
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2.   ELECTION OF DIRECTORS TO SERVE FOR A ONE-YEAR TERM.

     J. David Lombardi               Louis A. DeNaples
     Angelo F. Bistocchi             Michael G. Cestone
     Michael J. Cestone, Jr.         Dominick L. DeNaples
     Joseph J. Gentile               Martin F. Gibbons
     Joseph O. Haggerty              John R. Thomas
     George N. Juba


[   ]  FOR all nominees listed     [   ]  WITHHOLD AUTHORITY
       above (except as marked            to vote for all
       to the contrary below)             nominees


(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

                              S-7

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3.   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual
     Meeting and any adjournment or other postponement thereof.

     THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO
DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES
LISTED ABOVE AND FOR PROPOSAL 1.

                          Dated:  ----------------------, 1997

                                -----------------------------
                                          Signature

                                -----------------------------
                                          Signature


Number of Shares Held of
Record on February 28, 1997


     THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDERS AND RETURNED PROMPTLY TO THE BANK IN THE ENCLOSED ENVELOPE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF STOCK IS HELD JOINTLY, EACH OWNER SHOULD SIGN.

THE PERSONS NAMED AS PROXIES WILL HAVE THE RIGHT TO VOTE
CUMULATIVELY AND TO DISTRIBUTE THEIR VOTES AMONG NOMINEES AS THEY
CONSIDER ADVISABLE UNLESS A SHAREHOLDER INDICATES ON THE PROXY
HOW HE OR SHE DESIRES THE VOTES TO BE CUMULATED FOR VOTING
PURPOSES.

                              S-8